Filed Pursuant to Rule 497(c)
1933 Act File No. 033-36065
1940 Act File No. 811-06673

STATEMENT OF ADDITIONAL INFORMATION FOR

Parnassus Fund
Parnassus Equity Income Fund
Parnassus Mid-Cap Fund
Parnassus Small-Cap Fund
Parnassus Workplace Fund
Parnassus Fixed-Income Fund

Parnassus Funds
Parnassus Income Funds
1 Market Street, Suite 1600
San Francisco, CA 94105
(800) 999-3505

        The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are comprised of two trusts. The Parnassus Funds trust consists of four mutual funds: the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

        This statement of additional information is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated May 1, 2009. The Funds’ audited financial statements for the fiscal year ended December 31, 2008 are incorporated into this statement of additional information by reference to the Funds’ annual report to shareholders dated December 31, 2008. You may obtain a free copy of the prospectus or the annual report by calling the Funds at (800) 999-3505.

INVESTMENT OBJECTIVES AND POLICIES

        The investment objective of the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund is to achieve long-term growth of capital. The investment objective of the Parnassus Equity Income Fund is both current income and capital appreciation. The investment objective of the Parnassus Fixed-Income Fund is to provide a high level of current income consistent with safety and preservation of capital. The Funds’ prospectus describes the investment objective and principal strategies of each Fund.

Investment Restrictions

        The Funds have adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940 [the “1940 Act”]) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

        The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge their assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real-estate limited partnerships or other interests in real estate, however each Fund may purchase and sell securities that are secured by real estate and securities of companies which invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

        Further, with respect to the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a fundamental policy of each of the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Mid-Cap Fund invests in companies with market capitalizations between $3 billion and $20 billion. The Parnassus Small-Cap Fund invests in companies with market capitalizations under $3 billion. The Parnassus Workplace Fund invests mainly in companies that the Adviser considers to have a good workplace for its employees. These policies may not be changed without the approval of the holders of a “majority” of the applicable Fund’s outstanding shares.

Portfolio Turnover

        The Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund did not have significant changes in portfolio turnover rates over the two most recently completed fiscal years. For the year ended December 31, 2008, the turnover for the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund was 98.38%, 70.20%, 132.74%, 100.41%, 72.58% and 44.87% respectively. The increased turnover in the Parnassus Mid-Cap Fund was a result of a change in portfolio management, which occurred effective October 1, 2008.

Operating Policies

        Each of the Funds has adopted the following operating policies (unless otherwise noted) which may be changed by a vote of the majority of the Fund’s Trustees:

(1)	With the exception of the Parnassus Fixed-Income Fund, a Fund may purchase warrants up to a maximum of 5% of the value of its total net assets. The Parnassus Fixed-Income Fund may not purchase warrants.

(2)	A Fund may not hold or purchase foreign currency except, with respect to each Fund other than the Parnassus Fixed-Income Fund, as may be necessary, in the settlement of foreign securities transactions.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of each Fund) that a Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)	With respect to the Parnassus Fixed-Income Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Parnassus Fixed-Income Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities. The Parnassus Fixed-Income Fund invests primarily in investment-grade bonds. Attached as Annex A to this statement of additional information is a description of the corporate bond ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation.

Foreign Securities

        With the exception of the Parnassus Fixed-Income Fund, each of the Funds may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value).

Limited Partnerships

        With the exception of the Parnassus Fixed-Income Fund, each of the Funds may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid (and are subject to the restriction on illiquid investments discussed above) and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

        Each of the Funds may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

        If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

        Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

        To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Disclosure of Portfolio Holdings

        The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, including procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

SEC and Website Disclosure

        The Funds are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than 10 calendar days after a Fund transmits its annual or semi-annual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

        The Funds publish portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Monthly holdings information includes the largest 10 holdings for each Fund and may also include other related portfolio information. Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone that visits the website, and is updated on or about 10 business days following the end of each month. The Funds also publish on their website their entire portfolio holdings, as well as related portfolio investment statistics and analyses, on a quarterly basis on or about 15 business days following each calendar quarter. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

        The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a more frequent basis than is publicly available (in some cases on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

        The Funds’ Boards of Trustees have determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Bloomberg L.P. Lipper, Inc. Morningstar, Inc. Standard & Poor’s Ratings Group

        The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential or that such organizations not trade on such information.

Other Individuals and Organizations

        Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations request information about the Funds’ portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not likely distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

MANAGEMENT

        The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms and they each oversee six portfolios (funds) in the Parnassus Funds complex. The Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. The Trustees and Officers of the Funds are as follows:

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (1)
Herbert A. Houston, 65	Trustee	Indefinite	Healthcare consultant	None	6
Parnassus Investments			and owner of several
1 Market Street, Ste. 1600		Since 1992	small businesses.
San Francisco, CA 94105		for Parnassus
Income Funds
Since 1998
for Parnassus
Funds
Jeanie S. Joe, 61	Trustee	Indefinite	President of	None	6
Parnassus Investments			Geo/Resource
1 Market Street, Ste. 1600		Since 2004	Consultants, a
San Francisco, CA 94105		for Parnassus	geotechnical and
		Income Funds	environmental consulting
		and Parnassus	firm, since 1995.
Funds
Donald V. Potter, 63	Trustee	Indefinite	President and owner of	None	6
Parnassus Investments			Windermere Associates, a
1 Market Street, Ste. 1600		Since 2002	consulting firm
San Francisco, CA 94105		for Parnassus	specializing in business
		Income Funds	strategy, since 1984.
and Parnassus
Funds
INTERESTED TRUSTEE (2)
Jerome L. Dodson, 65	President and	Indefinite	President and Trustee of	None	6
Parnassus Investments	Trustee		Parnassus Funds and
1 Market Street, Ste. 1600		Since 1992	Parnassus Income Funds
San Francisco, CA 94105		for Parnassus	since their inceptions;
		Income Funds	Director of Parnassus
Investments since June of
		Since 1984	1984. Portfolio manager
		for Parnassus	since 1984. CEO of
		Funds	Parnassus Investments
from 1984 to present.

(1)	“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act.

(2)	Jerome L. Dodson is an “interested” Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Adviser.

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)
Todd C. Ahlsten, 37	Vice President	Indefinite	Chief Investment Officer of Parnassus Investments since
Parnassus Investments			January 2008. Portfolio manager of the Parnassus Equity
1 Market Street, Ste. 1600		Since 2001	Income Fund and the Parnassus Fixed-Income Fund since
San Francisco, CA 94105			2001. Financial Analyst and Director of Research at
Parnassus Investments from 1995 to January 2008.
Marc C. Mahon, 31	Principal	Indefinite	Chief Financial Officer and Principal Accounting Officer
Parnassus Investments	Accounting		of Parnassus Income Funds, Parnassus Funds and Parnassus
1 Market Street, Ste. 1600	Officer and	Since 2007	Investments since December 2007, and Treasurer of
San Francisco, CA 94105	Treasurer		Parnassus Income Funds and Parnassus Funds since March
2007. Accounting Manager of Parnassus Income Funds and
Parnassus Funds since 2004.
Richard D. Silberman, 71	Secretary	Indefinite	Retired business lawyer.
Parnassus Investments
1 Market Street, Ste. 1600		Since 1986
San Francisco, CA 94105
John V. Skidmore II, 44	Chief	Indefinite	Chief Compliance Officer of Parnassus Income Funds,
Parnassus Investments	Compliance		Parnassus Funds and Parnassus Investments since February
1 Market Street, Ste. 1600	Officer and	Since 2008	2008. Deputy Chief Compliance Officer of AssetMark
San Francisco, CA 94105	Assistant		Investment Services from 2005 to 2007. Vice President of
	Secretary		Wells Fargo Funds Management from 2000 to 2005.

        In the aggregate, the Trusts pay each of their Trustees who is not affiliated with the Adviser annual fees of $38,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

        The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments (the “Fund Complex”) to the Trustees who are not affiliated with the Adviser for the calendar year ended December 31, 2008.

Compensation Table
Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston	$38,000	None	$38,000
Donald V. Potter	$38,000	None	$38,000
Jeanie S. Joe	$38,000	None	$38,000

(1) Trustees who are interested do not receive compensation from the Trusts.

        The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2008, which is also the valuation date:

Name	Parnassus Fund	Equity Income Fund	Mid-Cap Fund	Small-Cap Fund	Workplace Fund	Fixed- Income Fund	Total in Family of Investment Companies
Interested Trustee
J. Dodson	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000
Independent Trustees
H. Houston	Over $100,000	Over $100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000
D. Potter	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000
J. Joe	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None	$50,001-$100,000

Code of Ethics

        The Parnassus Funds have a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments and Parnassus Funds Distributor are also subject to this code. The code allows personnel subject to it to invest in securities with pre-clearance subject to certain restrictions. They may also invest in securities held by the Funds or the portfolios of the Parnassus Funds, but they cannot trade in those securities during the blackout period which is five days before and five days after any of the Funds trade in that security or consider a trade in that security.

Proxy Voting

        Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex B attached to this statement of additional information. The actual voting records for the portfolios of the Parnassus Funds are available on the Funds’ website (www.parnassus.com) and on the website of the SEC at www.sec.gov. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 5.46% of the outstanding shares of the Parnassus Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 1.59% of the outstanding shares of the Parnassus Fund.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 50.53%, National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 15.29%, and Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 6.71% of the outstanding shares of the Parnassus Equity Income Fund – Institutional Shares of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned less than 1% of the outstanding shares of the Parnassus Equity Income Fund – Institutional Shares.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 53.27% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 22.98% of the outstanding shares of the Parnassus Equity Income Fund – Investor Shares of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned less than 1% of the outstanding shares of the Parnassus Equity Income Fund – Investor Shares.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 29.11%, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 24.66%, and Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 7.52% of the outstanding shares of the Parnassus Mid-Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 3.99% of the outstanding shares of the Parnassus Mid-Cap Fund.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 37.90% National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 21.28%, and Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 7.12% of the outstanding shares of the Parnassus Small-Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 1.28% of the outstanding shares of the Parnassus Small-Cap Fund.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 36.78%, Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 9.76%, and National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 9.71% of the outstanding shares of the Parnassus Workplace Fund of record, but beneficial ownership belonged to others. Side By Side Limited Partnership, 4851 North Avenida De Franelah, Tucson AZ 85749 owned 6.93% of the outstanding shares of the Parnassus Workplace Fund of record. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 4.03% of the outstanding shares of the Parnassus Workplace Fund.

        As of March 31, 2008, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 25.42%, and National Financial Services Corporation owned 17.11% of the outstanding shares of the Parnassus Fixed-Income Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned less than 1% of the outstanding shares of the Parnassus Fixed-Income Fund.

STANDING AUDIT COMMITTEE

        The Audit Committee currently consists of Herbert A. Houston, Jeanie S. Joe and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the Boards of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2008.

THE ADVISER

        Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds including supervising relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

        Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

        Jerome L. Dodson, President of the Parnassus Funds trust and the Parnassus Income Funds trust, owns the majority of the stock of the Adviser and, thus, can be considered the “control person” of the Adviser.

        The Parnassus Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $10 million, then declining to 0.75% of the next $20 million, 0.70% of the next $70 million, 0.65% above $100 million to $200 million and 0.60% of the amount above $200 million. During 2006, 2007 and 2008, the Parnassus Fund paid to Parnassus Investments under the Agreement the sums of $1,956,180, $1,2,067,693 and $1,629,171, respectively. For the Parnassus Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Equity Income Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. During 2006, 2007 and 2008, the Parnassus Equity Income Fund paid to Parnassus Investments under the Agreement the sums of $5,537,370, $5,920,451 and $7,450,733, respectively. For the Parnassus Equity Income Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Mid-Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million, and 0.70% of the amount above $500 million. During 2006, 2007 and 2008, the Parnassus Mid-Cap Fund paid to Parnassus Investments under the Agreement the sums of $9,548, $46,691 and $48,783, respectively. For the Parnassus Mid-Cap Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Small-Cap Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $100 million, then declining to 0.90% of the amount above $100 million in assets up to $200 million, 0.85% of the amount above $200 million up to $500 million, and 0.80% of the amount above $500 million. During 2006, 2007 and 2008, the Parnassus Small-Cap Fund paid to Parnassus Investments under the Agreement the sums of $27,971, $76,231 and $148,414, respectively. For the Parnassus Small-Cap Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Workplace Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million and 0.70% of the amount above $500 million. During 2006, 2007 and 2008, the Parnassus Workplace Fund paid to Parnassus Investments under the Agreement the sums of $13,605, $28,233 and $44,887, respectively. For the Parnassus Workplace Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Fixed-Income Fund pays the Adviser a fee for services performed at the annual rate of 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2006, 2007 and 2008, the Parnassus Fixed-Income Fund paid to Parnassus Investments under the Agreement the sums of $261,369, $356,834 and $459,565, respectively.

        Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares; 0.78% of net assets for the Parnassus Equity Income Fund – Institutional Shares; 1.20% of net assets for the Parnassus Mid-Cap Fund, 1.20% of net assets for the Parnassus Small-Cap Fund, 1.20% of net assets for the Parnassus Workplace Fund, and 0.87% of net assets for the Parnassus Fixed-Income Fund. These limitations continue until May 1, 2010, and may be continued indefinitely by the Adviser on a year-to-year basis. The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

        The distributor of the Funds is Parnassus Funds Distributor, an affiliate of Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2008.

        Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Parnassus Equity Income Fund – Institutional Shares are not subject to any service fees pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares. For 2006, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $25,959, $1,581,114, $852, $1,332, $932 and $49,464 respectively. For 2007, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $84,960, $1,561,047, $7,012, $7,964, $2,759 and $81,140, respectively. For 2008, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $51,194, $1,862,823, $7,458, $30,431, $5,552 and $113, 940, respectively.

        In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

        Parnassus Investments is the fund accountant and, in this capacity, handles all fund accounting services, including calculating the daily net asset values. As fund accountant and fund administrator, Parnassus Investments received the following amounts for the year ended December 31, 2008 from the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund respectively: $207,757, $594,467, $792, $1,973, $1,130 and $36,919. For 2007, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid accounting and administrative fees of $215,962, $621,597, $3,789, $5,259, $2,292 and $49,248, respectively. For the year ended December 31, 2008, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid accounting and administrative fees of $161,575, $757,030, $3,859, $9,765, $3,517 and $61,495, respectively.

Portfolio Transactions and Brokerage

        The Agreement states that in connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

        The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research, which the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

        Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

        During 2008, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $116,605, $278,532, $900, $5,810 and $350, respectively, to Weeden & Co. in brokerage commissions under “soft dollar” agreements, whereby this firm provides research and brokerage services to the Fund. During 2008, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $19,325, 40,440, $390 and $100, respectively, to Citigroup Global Markets in brokerage commissions under “soft dollar” agreements, whereby this firm provides research and brokerage services to the Fund.

        In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

        During 2006, 2007 and 2008, the Parnassus Fund paid $700,236, $471,513 and $453,552, respectively, in brokerage commissions on total transactions of $822,561,337, $625,734,552 and $470,351,983, respectively. Of those amounts, the following was paid in conjunction with brokerage and research services; $524,644 in 2006 on total transactions of $822,561,337; $270,076 in 2007 on total transactions of 625,734,552 and $186,233 in 2008 on total transactions of $470,351,983. During 2006, 2007 and 2008, the Parnassus Equity Income Fund paid $1,719,190, $1,254,645 and $1,484,306, respectively, in brokerage commissions on total transactions of $2,067,298,613, $1,692,699,559 and $2,445,676,855, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $1,358,124 in 2006 on total transactions of $2,067,298,613; $875,911 in 2007 on total transactions of $1,692,699,559; and $1,409,740 in 2008 on total transactions of 2,016,686,296. The Parnassus Fixed-Income Fund did not pay commissions in 2006, 2007 or 2008 since this Fund buys its securities on a “net” basis that includes the dealer mark-up.

        During the year ended December 31, 2006, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $1,626, $6,657 and $1,084, respectively, in brokerage commissions on total transactions of $3,853,583, $9,455,989 and $3,651,364, respectively. Of these amounts, $0 was paid in conjunction with research services. During the year ended December 31, 2007, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $5,312, $13,762 and $2,371, respectively, in brokerage commissions on total transactions of $11,913,098, $16,378,760 and $5,616,895, respectively. Of these amounts; the following was paid in conjunction with brokerage and research services: $905, $3,870 and $525, respectively, on total transactions of $11,913,098, $16,378,760 and $5,616,895, respectively. During the year ended December 31, 2008, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $8,151, $45,504 and $5,557, respectively, in brokerage commissions on total transactions of $16,833,270, $57,599,884 and $13,016,368, respectively. Of these amounts; the following was paid in conjunction with brokerage and research services: $875, $10,766 and $550, respectively, on total transactions of $16,833,270, $57,599,884 and $13,016,368, respectively.

        Parnassus Investments currently has no clients other than the Parnassus Funds. In general, if there were other clients, orders for securities trades would be placed separately for each client. However, some recommendations could result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold could increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients could be aggregated. In cases where an aggregate order would be executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order would reflect the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGERS

        The sole investment adviser to the Funds is Parnassus Investments. As of December 31, 2008, the portfolio managers to the Funds, Jerome L. Dodson, Todd C. Ahlsten, Benjamin E. Allen, Lori A. Keith, Matthew D. Gershuny and Minh T. Bui do not have responsibility for the day-to-day management of accounts other than the Funds.

        The portfolio managers of the Adviser, including the portfolio managers to the Funds, Jerome L. Dodson, Todd C. Ahlsten, Benjamin E. Allen, Lori A. Keith, Matthew D. Gershuny and Minh T. Bui may from time to time be responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2008.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Jerome L. Dodson	Salary	Parnassus	The board of directors of Parnassus Investments, which
		Investments	includes Jerome L. Dodson, determines his salary on an
annual basis, and it is a fixed amount throughout the year.
It is not based on the performance of the Funds or on the
value of the assets held in the Funds’ portfolios. Jerome
L. Dodson may also earn income as majority owner in
Parnassus Investments.

Todd C. Ahlsten	Salary	Parnassus	The board of directors of Parnassus Investments, which
		Investments	includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is
not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten
may also earn compensation based on the profitability of
Parnassus Investments through his ownership interest in
Parnassus Investments.

	Performance Bonus	Parnassus	As part of Todd C. Ahlsten’s compensation, he may receive a
		Investments	bonus based on the pre-tax performance of the Parnassus
Equity Income Fund over multiple years versus the S&P 500
Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees and owners. As
an eligible employee and owner, Todd C. Ahlsten receives
profit sharing based on a percentage of his salary and
ownership.

Benjamin E.	Salary	Parnassus	The board of directors of Parnassus Investments determines
Allen		Investments	Benjamin E. Allen’s salary on an annual basis, and it is a
fixed amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios. Benjamin E. Allen may also earn
compensation based on the profitability of Parnassus
Investments through his ownership interest in Parnassus
Investments.

	Performance Bonus	Parnassus	As part of Benjamin E. Allen’s compensation, he may receive
		Investments	a bonus based on the pre-tax performance of the Parnassus
Mid-Cap Fund over multiple years versus the Russell Mid-Cap
Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee and owner, Benjamin E. Allen receives a bonus based on a percentage of his salary.

Lori A. Keith	Salary	Parnassus	The board of directors of Parnassus Investments determines
		Investments	Lori A. Keith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios.

	Performance Bonus	Parnassus	As part of Lori A. Keith’s compensation, she may receive a
		Investments	bonus based on the pre-tax performance of the Parnassus
Mid-Cap Fund over multiple years versus the Russell Mid-Cap
Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee, Lori A. Keith receives a bonus based on a
percentage of her salary.

Matthew D.	Salary	Parnassus	The board of directors of Parnassus Investments determines
Gershuny		Investments	Matthew D. Gershuny’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios.

	Performance Bonus	Parnassus	As part of Matthew D. Gershuny’s compensation, he may
		Investments	receive a bonus based on the pre-tax performance of the
Parnassus Mid-Cap Fund over multiple years versus the
Russell Mid-Cap Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee, Matthew D. Gershuny receives a bonus based on a
percentage of his salary.

Minh T. Bui	Salary	Parnassus	The board of directors of Parnassus Investments determines
		Investments	Minh T. Bui’s salary on an annual basis, and it is a fixed
amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios.

	Performance Bonus	Parnassus	As part of Minh T. Bui’s compensation, he may receive a
		Investments	bonus based on the pre-tax performance of the Parnassus
Fixed-Income Fund over multiple years versus the Lipper
A-Rated Fund Average.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee, Minh T. Bui receives a bonus based on a percentage of his salary.

        The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers as of December 31, 2008 (which is also the valuation date) is set forth below.

Fund	Dollar Range of Shares of Jerome L. Dodson	Dollar Range of Shares of Todd C. Ahlsten	Dollar Range of Shares of Benjamin E. Allen	Dollar Range of Shares of Lori A. Keith
Parnassus Fund	Over $1,000,000	None	None	$1-$10,000
Parnassus Equity Income Fund	$100,001-$500,000	$500,001-$1,000,000	$10,001-$50,000	$1-$10,000
Parnassus Mid-Cap Fund	$100,001-$500,000	None	$10,001-$50,000	$1-$10,000
Parnassus Small-Cap Fund	$100,001-$500,000	None	None	None
Parnassus Workplace Fund	$100,001-$500,000	None	None	None
Parnassus Fixed-Income Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	$1-$10,000

Fund	Dollar Range of Shares of Matthew D. Gershenny	Dollar Range of Shares of Minh T. Bui
Parnassus Fund	None	None
Parnassus Equity Income Fund	$10,001-$50,000	$1-$10,000
Parnassus Mid-Cap Fund	$1-$10,000	None
Parnassus Small-Cap Fund	None	None
Parnassus Workplace Fund	None	None
Parnassus Fixed-Income Fund	None	$1-$10,000

NET ASSET VALUE

        The net asset values of the Funds’ shares are ordinarily computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their net asset value. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        In determining the net asset value of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

        Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

DISTRIBUTIONS AND TAXES

        By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, each Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of each Fund would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from each Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

GENERAL

        The Parnassus Funds trust was organized as a Massachusetts business trust on April 4, 1984, and prior to February 11, 2005, was known as The Parnassus Fund. The Parnassus Income Funds trust was organized as a Massachusetts business trust on August 8, 1990, and prior to February 11, 2005, was known as The Parnassus Income Trust.

        Each Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

        The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

        Each Fund other than the Parnassus Equity Income Fund has only one class of shares. The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

        The Parnassus Equity Income Fund Investor Shares and Institutional Shares represent an interest in the same assets of the Parnassus Equity Income Fund, have the same rights and are identical in all material respects except that (1) Investor Shares bear annual service fees pursuant to the Servicing Plan and Institutional Shares are not subject to such fees; (2) Institutional Shares are available only to shareholders who invest directly in the Parnassus Equity Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Equity Income Fund or the Adviser; and (3) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the net asset value of that class in relation to the net asset value of the Parnassus Equity Income Fund.

        The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

        Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund’s independent registered public accounting firm.

        Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109-3661 has been selected as the custodian of the Funds’ assets. This selection occurred at a meeting of the boards of trustees held on April 9, 2009. State Street Bank & Trust Company had previously been the custodian. Shareholder inquiries should be directed to the Funds.

        Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Trusts’ President, is the majority stockholder of Parnassus Investments.

FINANCIAL STATEMENTS

        The Funds’ audited financial statements for the fiscal year ended December 31, 2008, are incorporated in this statement of additional information by reference to the Funds’ Annual Report to shareholders dated December 31, 2008. A copy of the Annual Report, which contains the Funds’ audited financial statements for the year ended December 31, 2008, may be obtained free of charge by writing or calling the Funds.

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

        Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

        A Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

        Baa Bonds, which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

        Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and, the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”):

AAA

        An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

        An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

        An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

        An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

AA-1

ANNEX B

Parnassus Investments Proxy Voting Policies and Procedures

        Parnassus Investments manages the portfolios of the Parnassus Funds, which collectively represent the mutual funds of the Parnassus Funds trust and the Parnassus Income Funds trust. The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s environmental, social and governance record. The Funds seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but we will make value judgments in deciding which companies best meet the criteria. One of the Funds’ essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but portfolio investments are subject to our environmental, social and governance criteria. The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds also do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Funds additionally avoid investment in companies that conduct unnecessary and inhumane animal testing.

        Parnassus Investments is the investment adviser only for mutual funds – not any other entities – so there would normally be no conflicts of interest between the Funds’ shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds’ independent Trustees.

         In order to facilitate our proxy voting process, Parnassus Investments retains RiskMetrics Group, Inc. (“RiskMetrics”), a firm with expertise in the proxy voting and corporate governance fields. RiskMetrics assists in the proxy voting process, including acting as our voting agent (i.e., actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.

        The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds. We do not delegate our proxy voting authority or rely on third party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of shareholders of the Funds. These guidelines may not include all potential voting issues, and in rare cases, we may deviate somewhat from these guidelines when voting shares held by the Funds.

Social and Corporate Responsibility

Environment

•	We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•	We will vote for proposals that show respect for a company’s workers.
•	We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•	We will vote for resolutions to report on and to increase charitable giving.

Diversity

•	We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•	We will generally vote for resolutions that seek information on a company’s animal testing, that request management to develop viable alternatives to animal testing and that call for consumer products companies to reduce their use of animals in testing.

Community Relations

•	We will vote for resolutions that make a company a good corporate citizen that shows sensitivity to the communities where it operates.

Ethical Business Practices

•	In general, we will vote forresolutions that ensure a company follows ethical business practices.

Corporate Governance

Election of Directors

•	We support Boards of Directors that reflect independence, concern for shareholders’interests and diversity.
•	We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.
•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.
•	We will vote for the establishment of a reasonable retirement age for Directors.
•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.
•	We will vote for increased diversity on Boards, including qualified women and ethnic minorities.
•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Registered Public Accounting Firm

•	Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote againstresolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.
•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on limits to executive compensation on a case-by-case basis.
•	We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote againstseverance that exceeds 2.5 times annual salary and bonus.
•	We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.
•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.
•	We will vote for the use of performance-based stock options that tie executive compensation more closely to company performance.
•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

o We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. We will vote against proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights.

Pre-emptive Rights

•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-takeover Provisions

•	We will vote against staggered boards, which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.
•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.
•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.